UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023

MRC Global inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35479 (Commission File Number)	20-5956993 (I.R.S. Employer Identification Number)
1301 McKinney Street, Suite 2300 Houston, Texas 77010 (Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Event

On April 24, 2023, MRC Global Inc. (the “Company”) issued a press release announcing that it is launching an effort to amend, extend and refinance in full the Company’s $295 million in outstanding principal amount under its existing senior secured Term Loan B, scheduled to mature in September 2024. As part of this effort, the Company will seek to enter into an amendment to and extension of the the existing senior secured term loan B credit agreement, which is expected to provide, among other things, a new, five-year $300 million senior secured Term Loan B facility (the "New Term Loan"). The Company expects to use proceeds of the New Term Loan to repay in full all indebtedness outstanding under the existing term loan.

Although the Company is seeking to enter into a New Term Loan, there can be no assurance that the Company will actually enter into a New Term Loan, or what the ultimate terms will be. The Company’s ability to enter into the New Term Loan and use the proceeds thereof depends on, among other things, market conditions, reaching final agreement with lenders and the approval of the Company’s board of directors.

The press release also includes certain limited metrics regarding the Company’s preliminary First Quarter 2023 Financial Results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of MRC Global Inc. dated April 24, 2023

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated April 24, 2023
104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2023

MRC GLOBAL INC.

By:	/s/ Kelly Youngblood
Kelly Youngblood
Executive Vice President and Chief Financial Officer